                                                                    Exhibit 24.2


                                POWER OF ATTORNEY

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 -1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of February, 2000.




                                           /s/ Lawrence T. Babbio, Jr.
                                           ------------------------------------
                                               Lawrence T. Babbio, Jr.

                                POWER OF ATTORNEY

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 -1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of February, 2000.





                                           /s/ Richard L. Carrion
                                           ------------------------------------
                                               Richard L. Carrion

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 -1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of February, 2000.




                                           /s/ James G. Cullen
                                           ------------------------------------
                                               James G. Cullen

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 -1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of February, 2000.





                                           /s/ Lodewijk J.R. de Vink
                                           ------------------------------------
                                               Lodewijk J.R. de Vink

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 -1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of February, 2000.





                                           /s/ Stanley P. Goldstein
                                           ------------------------------------
                                               Stanley P. Goldstein

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 -1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of February, 2000.




                                           /s/ Helene L. Kaplan
                                           ------------------------------------
                                               Helene L. Kaplan

                                POWER OF ATTORNEY

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 -1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of February, 2000.





                                           /s/ Thomas H. Kean
                                           ------------------------------------
                                               Thomas H. Kean

                                POWER OF ATTORNEY

         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 -1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of February, 2000.



                                           /s/ Elizabeth T. Kennan
                                           ------------------------------------
                                               Elizabeth T. Kennan

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 -1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of February, 2000.





                                           /s/ John F. Maypole
                                           ------------------------------------
                                               John F. Maypole

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 -1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of February, 2000.




                                           /s/ Joseph Neubauer
                                           ------------------------------------
                                               Joseph Neubauer

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 11th day of February, 2000.





                                          /s/ Thomas H. O'Brien
                                             --------------------
                                             Thomas H. O'Brien

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of February, 2000.




                                          /s/ Eckhard Pfeiffer
                                            --------------------
                                              Eckhard Pfeiffer

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of February, 2000.




                                                              /s/ Hugh B. Price
                                                              -----------------
                                                                  Hugh B. Price

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of February, 2000.

                                                   /s/ Rozanne L. Ridgway
                                                   ----------------------
                                                       Rozanne L. Ridgway

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of February, 2000.

                                           /s/ Frederic V. Salerno
                                           -----------------------
                                               Frederic V. Salerno

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben and Frederic V. Salerno as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of February, 2000.

                                              /s/ Ivan G. Seidenberg
                                              ------------------------
                                               Ivan G. Seidenberg

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of February, 2000.




                                                  /s/ Walter V. Shipley
                                                  ---------------------
                                                      Walter V. Shipley

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of February, 2000.

                                                   /s/ John R. Stafford
                                                   --------------------
                                                       John R. Stafford

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of February, 2000.




                                                   /s/ Doreen A. Toben
                                                   -------------------
                                                       Doreen A. Toben

                                POWER OF ATTORNEY


         WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-4 registering a put option relating to $350,000,000 aggregate principal amount of 14 1/4% Senior Notes due 2006 of Nuevo Grupo Iusacell, S. A. de C.V.

         NOW, THEREFORE, the undersigned hereby appoints each of Doreen A. Toben, Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 8th day of February, 2000.




                                                              /s/ Shirley Young
                                                              -----------------
                                                                  Shirley Young